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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 12, 2002

CUTTER & BUCK INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-26608 (COMMISSION FILE NUMBER)	91-1474587 (I.R.S. EMPLOYER IDENTIFICATION NO.)

2701 FIRST AVENUE, SUITE 500, SEATTLE, WASHINGTON 98121
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 622-4191

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

        On August 12, 2002 the Company issued a press release announcing a restatement of financial results, the resignation of Stephen S. Lowber as Chief Financial Officer and preliminary first quarter fiscal year 2003 operating results. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  EXHIBITS

  99.1
  Press Release dated August 12, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.
By:	/s/ FRANCES M. CONLEY Frances M. Conley Chairman and Chief Executive Officer

Dated: August 12, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated August 12, 2002.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX